UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

December 23, 2014

UNITED CANNABIS CORPORATION
(Exact name of registrant as specified in charter)

Colorado
(State or other Jurisdiction of Incorporation or Organization)

000-54582	1600 Broadway, Suite 1600 Denver, CO 80202	26-1391338
(Commission File Number)	(Address of Principal Executive Offices and Zip Code)	(IRS Employer Identification Number)

(407) 432-2547
(Registrant’s telephone number, including area code)

Suite 200-883 9249 South Broadway Highlands Ranch, CO 80129
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS.

On December 23, 2014, United Cannabis Corporation (the “Company”) paid off the outstanding balance of its $1,657,500 convertible note (the “Note”) with Typenex Co-Investment, LLC (“Typenex”) pursuant to a Payoff Letter from Typenex.  The final payoff amount was $381,714.29.  The Company received a letter from Typenex dated December 29, 2014, acknowledging that the payoff amount had been received by Typenex on December 23, 2014, and that the Company is released from any and all liability under the Note and the Note is deemed paid in full, cancelled and of no further force or effect.  The letter from Typenex also confirmed that the Investor Notes and Warrants #2, 3, 4, 5, and 6 are now terminated and cancelled.  Warrant # 1 is the only warrant which remains in full force and effect.  A copy of this warrant was filed with the Company’s Form 8-K dated August 13, 2014.

The payment to Typenex was funded with the proceeds from a loan from a non-affiliated investor.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED CANNABIS CORPORATION

Date:  December 30, 2014

By:

/s/ Chad Ruby

Chad Ruby

Chief Operating Officer

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